                                                                    EXHIBIT 99.1

                                   SIGNATURES

                                        BECKER DRAPKIN MANAGEMENT, L.P.

                                        By:    BC Advisors, LLC
                                        Its:   General Partner

                                        By:    /s/ Ashley Sekimoto
                                               ---------------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  November 14, 2013

                                        BECKER DRAPKIN PARTNERS (QP), L.P.

                                        By:    Becker Drapkin Management, L.P.
                                        Its:   General Partner

                                        By:    BC Advisors, LLC
                                        Its:   General Partner

                                        By:    /s/ Ashley Sekimoto
                                               ---------------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  November 14, 2013

                                        BECKER DRAPKIN PARTNERS, L.P.

                                        By:    Becker Drapkin Management, L.P.
                                        Its:   General Partner

                                        By:    BC Advisors, LLC
                                        Its:   General Partner

                                        By:    /s/ Ashley Sekimoto
                                               ---------------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  November 14, 2013

                                        BC ADVISORS, LLC

                                        By:    /s/ Ashley Sekimoto
                                               ---------------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  November 14, 2013

                                        STEVEN R. BECKER

                                        /s/ Ashley Sekimoto
                                        ---------------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  November 14, 2013

                                        MATTHEW A. DRAPKIN

                                        /s/ Ashley Sekimoto
                                        ---------------------------------
                                        Name:  Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date:  November 14, 2013